Income taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Income taxes

7. Income taxes

	2023	2022	2021
	€	€	€
Current income tax expense	(473,623)	(757,413)	(131,921)
Deferred tax (charge) benefit	(575,182)	78,326	61,804
Income tax benefit / (expense)	(1,048,805)	(679,087)	(70,117)

The current tax expenses for the years ended December 31, 2023, 2022 and 2021 relates to the Company's U.S. and Dutch subsidiaries as the result of a cost-plus agreement between the U.S. and Dutch entities and the Group's principal entity in Switzerland resulting in a taxable profit in the U.S. and the Netherlands. For December 31, 2021 it is fully related to the Company's U.S. subsidiary. For the year ended December 31, 2023, a tax benefit of €0.7 million is additionally directly recognized in equity (2022: €0.3 million; 2021: €Nil)

Reconciliation of income tax benefit / (expense) at statutory tax rate and the income tax benefit / (expense) as reported in the consolidated statement of profit or loss and other comprehensive income is as follows:

	2023	2022	2021
	€	€	€
Loss before income tax	(99,826,263)	(75,653,470)	(42,660,662)
Income tax at statutory income tax rate in The Netherlands (2023: 25.8%; 2022 & 2021: 25%)	25,755,176	19,518,595	10,665,166
Effect of tax rates in other countries	(14,334,369)	(10,823,383)	(7,482,832)
Derecognition of previously unrecognized deferred tax assets	(58,506)	(554,853)	—
Current period losses for which no deferred tax asset has been recognized	(14,771,877)	(9,184,919)	(2,910,890)
Nondeductible expenses	(458,482)	383,153	(353,543)
Prior period adjustments	2,819,253	(17,680)	11,982
Income tax benefit / (expense)	(1,048,805)	(679,087)	(70,117)

The effective tax rate for 2023 is (1.1)% (2022: (0.9)%; 2021: (0.2)%).

Pharvaris N.V. is the head of the fiscal unity including Pharvaris Netherlands B.V. and Pharvaris Holdings B.V.

The differences in the overseas tax rates are due to the higher tax rate in the USA and the lower tax rate in Switzerland compared to the statutory income tax rate in the Netherlands.

The Current period losses for which no deferred tax asset has been recognized consists of the unrecognized tax effect of losses incurred in Switzerland and in the Netherlands.

Following discussions with the Dutch tax authorities in November 2022, the Company concluded that foreign exchange results should be allocated to the principal Company in Switzerland. As a result, the current losses for Switzerland are partly offset by the allocated foreign exchange results and the utilization of the previously unrecognized losses carry forward losses of the Dutch fiscal unity that are lower than estimated in the previous year. The Company did not recognize the tax benefit of the losses incurred in previous years.

The Group has tax loss carry-forwards as of December 31, 2023 of approximately €325.0 million (2022: €182.3 million; 2021: €95.7 million), that are available for offsetting against future taxable profits of the Companies in which the losses arose. A new Dutch tax law came into effect on January 1, 2022. Under the new tax law, profits in a given year can be offset against tax loss carry forwards for an unlimited period of time. The amount of the offset will be limited to 50% of taxable income (in excess of €1.0 million). Under Swiss law, losses can be offset against future income or capital gains for seven years.

Tax loss carry-forwards incurred in current and prior years will expire as follows:

	Switzerland	Netherlands	Tax losses
Year	€ million	€ million	€ million
2027	—	—	—
2028	103,332,348	—	103,332,348
2029	87,214,172	—	87,214,172
2030	103,751,019	—	103,751,019
Unlimited	—	30,737,684	30,737,684
Total carry-forward losses	294,297,539	30,737,684	325,035,223

Deferred taxes

Deferred taxes have been recognized to the extent that management concludes that there is sufficient probability as per IAS 12 that there will be future taxable profits available in the foreseeable future against which the unused tax losses and deductible temporary differences can be utilized. Deductible temporary tax differences for which a deferred tax asset of €0.4 million was recognized relate to the personnel bonuses accrual and are expected to revert within 12 months post balance sheet date.

Deferred tax assets relating to losses carried forward have not been recognized, and deferred tax assets on deductible temporary differences in excess of deferred tax liabilities on taxable temporary differences have not been recognized in the consolidated statement of profit and loss and other comprehensive income for the Dutch fiscal unity.

As a result thereof Deferred taxes have been recognized to the extent that management concludes that there is sufficient probability as per IAS 12 that there will be future taxable profits available in the foreseeable future against which the unused tax losses can be utilized.

Movements in deferred tax balances

	R&D	Fixed	Non-current provisions
	expenses	assets	and liabilities	Total
Deferred tax assets	€	€	€
At January 1, 2023	1,792,382	—	301,852	2,094,234
(Charged)/credited
- Comprehensive (loss) income	(37,609)	—	111,064	73,455
- Currency translation differences	—	—	(12,716)	(12,716)
At December 31, 2023	1,754,773	—	400,200	2,154,973
Deferred tax liability
At January 1, 2023	—	(42,048)	(1,792,383)	(1,834,431)
(Charged)/credited
- Comprehensive income (loss)	—	28,489	37,610	66,099
- Currency translation differences	—	888	—	888
At December 31, 2023	—	(12,671)	(1,754,773)	(1,767,444)
Net deferred tax assets at December 31, 2023				387,529

	R&D	Fixed	Non-current provisions
	expenses	assets	and liabilities	Total
Deferred tax assets	€	€	€
At January 1, 2022	1,909,916	—	238,508	2,148,424
(Charged)/credited
- Profit or loss	(117,534)	—	49,354	(68,180)
- Currency translation differences	—	—	13,990	13,990
At December 31, 2022	1,792,382	—	301,852	2,094,234
Deferred tax liability
At January 1, 2022	—	(66,456)	(1,909,916)	(1,976,372)
(Charged)/credited
- Profit or loss	—	28,972	117,533	146,505
- Currency translation differences	—	(4,564)	—	(4,564)
At December 31, 2022	—	(42,048)	(1,792,383)	(1,834,431)
Net deferred tax assets at December 31, 2022				259,803

The total unrecognized deferred tax assets from temporary differences amounts to €11.0 million for the year ended December 31, 2023, (2022: €8.7 million; 2021: €23.8 million).